UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 5, 2007

MAGUIRE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-31717 (Commission File Number)	04-3692625 (I.R.S. Employer Identification Number)

1733 Ocean Avenue, Suite 400 Santa Monica, California (Address of principal executive offices)	90401 (Zip Code)

310-857-1100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On April 5, 2007, Maguire Properties - Wateridge Plaza, LLC, a subsidiary of Maguire Properties, L.P. (the “Operating Partnership”), the operating partnership of Maguire Properties, Inc. (the “Company”), a real estate investment trust, entered into an agreement to sell Wateridge Plaza, an approximately 268,000 square foot office property located in Sorrento Mesa, California for approximately $98.1 million to an entity controlled by GE Asset Management.

On April 5, 2007, Maguire Properties - Pacific Center, LLC, a subsidiary of the Operating Partnership, entered into an agreement to sell Pacific Center, an approximately 439,000 square foot office property  located in Mission Valley, California for approximately $200.1 million, including the assumption of $121.1 million of mortgage debt, to an entity controlled by GE Asset Management.

Net proceeds from both sales will be used to finance part of the cost of the acquisition of the downtown Los Angeles and Orange County portfolio formerly owned by Equity Office Properties and to reduce debt. Both sales are expected to close in the second quarter of 2007.

Section 7	Regulation FD Disclosure

Item 7.01	Regulation FD Disclosure.

The information in this Item 7.01 of this Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this current report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On April 10, 2007, the Operating Partnership issued a press release announcing its entering into an agreement to sell Wateridge Plaza, an approximately 268,000 square foot office property and Pacific Center, an approximately 439,000 square foot office property located in Sorrento Mesa, California and Mission Valley, California, respectively. The total sales price is approximately $298.2 million.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this current report on Form 8-K.

Exhibit No.	Description

99.1	Press Release dated as April 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/	Martin A. Griffiths
Martin A. Griffiths
Executive Vice President &
Chief Financial Officer

Dated: April 11, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 10, 2007.